                                                                                                                        Doc. #697170v.1
                            JACOB INTERNET FUND INC.

                              Prospectus Supplement
                               dated July 30, 2003

This  supplement to the Jacob Internet Fund Inc. (the "Fund")  Prospectus  dated
January 2, 2003, amends the Prospectus as follows:

The Fund's Board of Directors  approved the use of the Nasdaq  Official  Closing
Price ("NOCP") to value Nasdaq NMS and Small Cap exchange securities held in the
Fund's  portfolio.  The first sentence of the second  paragraph on page 18 under the  section  "Pricing  of Fund  Shares"  in the Fund's  Prospectus  dated as of
January 2, 2003 is replaced with the following:

     The Fund's  portfolio  securities  are valued each day at the last reported sales price on each security's  principal exchange,  except those traded on the Nasdaq NMS and Small Cap  exchanges  ("Nasdaq").  Securities  traded on
     Nasdaq will be valued at the Nasdaq Official Closing Price.